                                                                   Exhibit 10.8a

                                                                  Execution Copy


--------------------------------------------------------------------------------

                          Exempt Facilities Agreement

                            Dated as of May 8, 2001

                                    between

                            Dynegy Roseton, L.L.C.

                                      and

                                Roseton OL LLC



                             Roseton Units 1 and 2

--------------------------------------------------------------------------------

                          Exempt Facilities Agreement

          This EXEMPT FACILITIES AGREEMENT, dated as of May 8, 2001 (this "Exempt Facilities Agreement"), is between DYNEGY ROSETON, L.L.C., a Delaware
----------------------------
limited liability company (the "Company") and ROSETON OL LLC, a Delaware limited
                                -------
liability company (the "Owner Lessor," and collectively with the Company, the
                        ------------
"Parties," and each a "Party").
--------               -----

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement (the "APSA"), dated as of August 7, 2000, by and among Dynegy Power Corp. (the
      ----
indirect parent of the Company), Central Hudson Gas & Electric Corporation ("Central Hudson"), Consolidated Edison Company of New York, Inc., and Niagara
----------------
Mohawk Power Corporation, the Company acquired the Roseton Generating Station, which is comprised of a two unit combined capacity 1200 MW (net) electric generating facility, and is located in Newburgh, New York (the "Facility");
                                                                --------

          WHEREAS, the sale of the Facility under the APSA included each of the components listed in Exhibit A hereto (the "Exempt Facilities"), which Exempt
                     ---------              -----------------
Facilities had been financed and/or refinanced by Central Hudson prior to the sale of the Facility to Company with the proceeds of the issuance and sale by various governmental authorities of the industrial development revenue bonds or private activity bonds listed in Exhibit B hereto (the "Revenue Bonds");
                                 ---------              -------------

          WHEREAS, Section 7.13 of the APSA requires that the Company comply with certain obligations relating to the Exempt Facilities, including causing any subsequent purchasers of the Facility, to comply with substantially the same provisions as those contained in Section 7.13 of the APSA;

          WHEREAS, concurrently with the execution and delivery of this Exempt Facilities Agreement, the Parties are entering into a leveraged sale leaseback financing (the "Lease Financing") whereby the Company is selling the Facility,
                ---------------
including the Exempt Facilities (the "Lease Assets"), to Roseton OL LLC (the
                                      ------------
"Owner Lessor"), and the Owner Lessor is leasing the Lease Assets, back to the
-------------
Company pursuant to a facility lease agreement between the Parties of even date herewith (the "Facility Lease");
               --------------

          WHEREAS, the Company desires to comply with its obligations under
Section 7.13 of the APSA, and the Owner Lessor has agreed, subject to the terms and conditions contained herein, to comply with each of the obligations relating to the Exempt Facilities contained herein (the "Exempt Facilities Obligations");
                                                -----------------------------
and

          WHEREAS, the Parties desire to set forth their respective rights and obligations with respect to the Exempt Facilities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.  EXEMPT FACILITIES

     Each of (i) the Owner Lessor, as purchaser of the Facility from the Company, and (ii) the Company, as lessee under the Facility Lease, understands and agrees that:

          (a) The Facility includes the Exempt Facilities that have been financed, and refinanced, in whole or in part, by Central Hudson with the proceeds of the Revenue Bonds the interest on which, with certain exceptions, is excluded from gross income for purposes of federal income taxation; and Central Hudson is the economic obligor in respect of such Revenue Bonds.

          (b) The basis for such exclusion is the use of the Exempt Facilities for the purpose of (i) the abatement or control of atmospheric or water pollution or contamination and/or (ii) the collection, storage, treatment, utilization, processing or final disposal of solid waste and/or the collection, storage, treatment, utilization, processing or final disposal of sewage, such qualifying purposes being discussed in more detail in Sections 2(b) and 3(b) below.

          (c) The use of the Exempt Facilities for a purpose other than a qualifying purpose indicated in Section 1(b) above could impair (i) such exclusion from gross income of the interest on such bonds, possibly with retroactive effect, unless appropriate remedial action were taken (which could include prompt defeasance or redemption of such bonds) and/or (ii) the deductibility of payment by Central Hudson of interest based on the restrictions in Section 150(b) of the Internal Revenue Code of 1986, as amended (the "Code").
                                                                         ----

SECTION 2.  OWNER LESSOR'S OBLIGATIONS

     The Owner Lessor, as purchaser of the Facility from the Company, understands and agrees that:

          (a) Any breach by the Owner Lessor of its obligations under this Exempt Facilities Agreement could result in the incurrence by Central Hudson of additional costs and expenses, including increased interest costs, loss of the interest deduction for tax purposes and transaction costs relating to any refinancing, redemption and/or defeasance of all or part of the Revenue Bonds. The Owner Lessor will indemnify Central Hudson for such additional costs and expenses.

          (b) (i) The Owner Lessor agrees that it shall not use, or permit the use of, the Exempt Facilities for any purpose other than the continuing use of such Exempt Facilities, and in accordance with the respective tax and/or other compliance documents for each of the Revenue Bonds, for:

                         (1)  abating or controlling atmospheric or water
pollution or contamination by removing, altering, disposing of or storing pollutants, contaminants, waste or heat, all as contemplated in U.S. Treasury Regulations Section 1.103-8(g);

                         (2)  the collection, storage, treatment, utilization,
processing or final disposal of solid waste, all as contemplated in U.S. Treasury Regulations Section 1.103-8(f); or

                         (3)  the collection, storage, treatment, utilization,
processing or final disposal of sewage, all as contemplated in U.S. Treasury Regulations Section 1.103-8(f);

unless it has obtained at its own expense an opinion addressed to Central Hudson of nationally recognized bond counsel reasonably acceptable to Central Hudson that such use will not impair (x) the exclusion from gross income of the interest on any issue of Revenue Bonds for federal income tax purposes or (y) the deductibility of Central Hudson's payments of interest based on the restrictions in Section 150(b) of the Code.

                    (ii) The Owner Lessor reasonably expects, as of the date of this Agreement, that the Exempt Facilities will continue to be used for the qualifying purposes set forth in Section 2(b)(i), and for no other purpose, for the remainder of their useful lives.

               (c)  It is expressly understood and agreed that the provisions of
Section 2(b) shall not prohibit the Owner Lessor from (i) suspending the operation of the Exempt Facilities on a temporary basis and/or (ii) selling exclusively for cash the Exempt Facilities consisting of personal property, in whole or in part, including any sale for scrap, provided that in the case of suspension of operation under clause (i) above, the operation of the Lease Assets served by such Exempt Facilities shall not theretofore have been, and is not then being, terminated on a permanent basis, and provided further that in the case of a sale under clause (ii) above the proceeds of such sale of the Exempt Facilities shall within six months from the date of sale be expended to acquire replacement property to be used for the same qualifying purpose as the Exempt Facilities so sold or be otherwise applied and provided further that the Owner Lessor has obtained at its own expense an opinion of nationally recognized bond counsel addressed to and reasonably satisfactory to Central Hudson as to the exact application of the proceeds of such sale and that any such application will not impair (x) the exclusion from gross income of the interest on any issue of Revenue Bonds for federal income tax purposes or (y) the deductibility of Central Hudson's payments of interest based on the restrictions in Section 150(b) of the Code.

               (d) The Owner Lessor agrees that it shall not issue, or have issued on its behalf, any tax-exempt bonds to finance or refinance its acquisition of the Exempt Facilities; provided that it is expressly understood and agreed that this clause Section 2(d) shall not prohibit the use of tax-exempt bonds to finance or refinance any improvement to the Exempt Facilities made after the date of acquisition or to any assets other than the Exempt Facilities.

               (e) The Owner Lessor agrees that it shall give Central Hudson at least 180 days' prior written notice of any suspension (other than on a temporary basis) or termination of the operation of the Exempt Facilities, or any part thereof, and of any sale, exchange, transfer or other disposition of the Exempt Facilities, or any part thereof, including, but not limited to, a sale for scrap, such written notice to be provided whether or not an opinion of counsel is required to be obtained in accordance with Section 2(c).

            (f) If Central Hudson shall desire to refund any Revenue Bonds, the Owner lessor shall, at the expense of the Company until the expiration or earlier termination of the Facility Lease, cooperate with Central Hudson and with Central Hudson's counsel with respect to such refunding bonds and shall provide upon request any representations, agreements or covenants that are reasonably requested concerning its compliance to such date and/or in the future with the representations, agreements and covenants made herein.

            (g) Other than under the Lease Financing, if the Owner Lessor shall sell, exchange, transfer or otherwise dispose of the Exempt Facilities to a third party, the Owner Lessor shall cause to be included in the documentation relating to such transaction covenants and agreements on the part of such third party for the benefit of Central Hudson, and as requested by Central Hudson, the trustee for the holders of any Revenue Bonds, substantially identical to those on the part of the Owner Lessor contained in this Exempt Facilities Agreement.

            (h) The covenants and agreements of the Owner Lessors contained in this Exempt Facilities Agreement shall continue in effect so long as any of the Revenue Bonds, including any refunding bonds issued hereafter to refund any Revenue Bonds, shall remain outstanding, and thereafter, this Exempt Facilities Agreement shall terminate. At the request of Central Hudson, the Owner Lessor shall execute further documentation to provide that such covenants and agreements are also for the benefit of the trustee of the holders of any Revenue Bonds.

            (i) Subject to the Owner Lessor's compliance with this Exempt Facilities Agreement, the Owner Lessor shall not have any liability under the Revenue Bonds.

            (j) Until the expiration or earlier termination of the Facility Lease, the Company shall be obligated to perform, and the Owner Lessor shall be deemed to have performed, the obligations pursuant to this Section 2.

SECTION 3.  COMPANY'S OBLIGATIONS

     The Company, as lessee under the Facility Lease, understands and agrees that:

            (a) Any breach by the Company of its obligations under this Exempt Facilities Agreement could result in the incurrence by Central Hudson of additional costs and expenses, including increased interest costs, loss of the interest deduction for tax purposes and transaction costs relating to any refinancing, redemption and/or defeasance of all or part of the Revenue Bonds. The Company will indemnify Central Hudson for such additional costs and expenses.

            (b) (i) The Company agrees that it shall not use, or permit the use of, the Exempt Facilities for any purpose other than the continuing use of such Exempt Facilities, and in accordance with the respective tax and/or other compliance documents for each of the Revenue Bonds, for:

                    (1) abating or controlling atmospheric or water pollution or contamination by removing, altering, disposing of or storing pollutants, contaminants, waste or heat, all as contemplated in U.S. Treasury Regulations
Section 1.103-8(g);

                    (2) the collection, storage, treatment, utilization, processing or final disposal of solid waste, all as contemplated in U.S. Treasury Regulations Section 1.103-8(f); or

                    (3) the collection, storage, treatment, utilization, processing or final disposal of sewage, all as contemplated in U.S. Treasury Regulations Section 1.103-8(f);

unless it has obtained at its own expense an opinion addressed to Central Hudson of nationally recognized bond counsel reasonably acceptable to Central Hudson that such use will not impair (x) the exclusion from gross income of the interest on any issue of Revenue Bonds for federal income tax purposes or (y) the deductibility of Central Hudson's payments of interest based on the restrictions in Section 150(b) of the Code.

               (ii) The Company reasonably expects, as of the date of this Agreement, that the Exempt Facilities will continue to be used for the qualifying purposes set forth in Section 3(b)(i), and for no other purpose, for the remainder of their useful lives.

          (c)  It is expressly understood and agreed that the provisions of
Section 3(b) shall not prohibit the Company from (i) suspending the operation of the Exempt Facilities on a temporary basis and/or (ii) selling exclusively for cash the Exempt Facilities consisting of personal property, in whole or in part, including any sale for scrap, provided that in the case of suspension of operation under clause (i) above, the operation of the Lease Assets served by such Exempt Facilities shall not theretofore have been, and is not then being, terminated on a permanent basis, and provided further that in the case of a sale under clause (ii) above the proceeds of such sale of the Exempt Facilities shall within six months from the date of sale be expended to acquire replacement property to be used for the same qualifying purpose as the Exempt Facilities so sold or be otherwise applied and provided further that the Company has obtained at its own expense an opinion of nationally recognized bond counsel addressed to and reasonably satisfactory to Central Hudson as to the exact application of the proceeds of such sale and that any such application will not impair (x) the exclusion from gross income of the interest on any issue of Revenue Bonds for federal income tax purposes or (y) the deductibility of Central Hudson's payments of interest based on the restrictions in Section 150(b) of the Code.

          (d) The Company agrees that it shall not issue, or have issued on its behalf, any tax-exempt bonds to finance or refinance its acquisition of the Exempt Facilities; provided that it is expressly understood and agreed that this
Section 3(d) shall not prohibit the use of tax-exempt bonds to finance or refinance any improvement to the Exempt Facilities made after the date of acquisition or to any assets other than the Exempt Facilities.

          (e) The Company agrees that it shall give Central Hudson at least 180 days' prior written notice of any suspension or termination of the operation of the Exempt Facilities, or any part thereof, and of any sale, exchange, transfer or other disposition of the Exempt Facilities, or any part thereof, including, but not limited to, a sale for scrap, such written notice to be provided whether or not an opinion of counsel is required to be obtained in accordance with
Section 3(c).

          (f) If Central Hudson shall desire to refund any Revenue Bonds, the Parties shall cooperate with Central Hudson and with Central Hudson's counsel with respect to such refunding bonds and shall provide upon request any representations, agreements or covenants that are reasonably requested concerning its compliance to such date and/or in the future with the representations, agreements and covenants made herein.

            (g) Other than under the Lease Financing, if the Company shall sell, exchange, transfer or otherwise dispose of the Exempt Facilities to a third party, the Company shall cause to be included in the documentation relating to such transaction covenants and agreements on the part of such third party for the benefit of Central Hudson, and as requested by Central Hudson, the trustee for the holders of any Revenue Bonds, substantially identical to those on the part of the Company contained in this Exempt Facilities Agreement.

            (h) The covenants and agreements on the part of the Company contained in this Exempt Facilities Agreement shall continue in effect so long as any of the Revenue Bonds, including any refunding bonds issued hereafter to refund any Revenue Bonds, shall remain outstanding, and thereafter, this Exempt Facilities Agreement shall terminate. At the request of Central Hudson, the Company shall execute further documentation to provide that such covenants and agreements are also for the benefit of the trustee of the holders of any Revenue Bonds.

            (i) Subject to the Company's compliance with this Exempt Facilities Agreement, the Company shall not have any liability under the Revenue Bonds.

            (j) Promptly after obtaining Actual Knowledge thereof, the Company shall notify the Owner Lessor if there shall no longer be Revenue Bonds outstanding during the Term.

SECTION 4.  MISCELLANEOUS

            (a) Amendment of Sections 2(e) and 3(e). The Company agrees that it will request Central Hudson to agree to an amendment to the ASPA that removes the covenant set forth in Section 7.13(e) of the ASPA and replaces such covenant with a covenant substantially identical to the following:


     The Company shall not undertake, or permit to occur, any suspension (other than on a temporary basis) or termination of the operation of the Exempt Facilities, or any part thereof, or of any sale, exchange, transfer or other disposition of the Exempt Facilities, or any part thereof, including, but not limited to, a for scrap (collectively, a "Trigger Event"), prior to the day that is at least 45 days' after
      -------------
     the date that the Company shall have provided Central Hudson with a copy of a term sheet or other summary describing in reasonable detail the principal terms of such Trigger Event in sufficient detail to demonstrate that the Owner Lessor is in compliance with its obligations hereunder. Such written notice shall be provided whether or not an opinion of counsel is required to be obtained in accordance with Section 2(c). The Owner Lessor also agrees to provide such other information relating to the Trigger Event as Central Hudson shall, at any time prior to the closing of the Trigger Event, reasonably request to the extent such information is necessary or useful to determine compliance by the Owner Lessor with its obligations hereunder. The Owner Lessor shall provide such information as soon as practicable but in any event, within three (3) business days after such information becomes available.

If Central Hudson agrees to accept the foregoing covenant in substitution for the covenant set forth in Section 7.13(e) of the ASPA, the Parties agree to enter into an amendment hereto, each acting reasonably and in good faith, deleting Sections 2(e) and 3(e) hereof and substituting, in place thereof, covenants substantially identical to the new covenant agreed to by Central Hudson.

          (b) Amendments and Waivers. No term, covenant, agreement or condition of this Exempt Facilities Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each Party hereto.

          (c) Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a Party shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses
(a) and (b) above, in each case addressed to such Party at its address set forth below or at such other address as such Party may from time to time designate by written notice to the other Party.

     If to the Company:

          Dynegy Roseton, L.L.C.
          c/o Dynegy Northeast Generation, Inc.
          992 River Road
          Newburgh, New York  12550
          Telephone No.: (845) 563-4961
          Facsimile No.: (845) 563-4992
          Attention: Daniel P. Thompson, Vice President, Operations

     with a copy to:

          Dynegy Power Corp.
          1000 Louisiana Street, Suite 5800
          Houston, Texas 77002
          Telephone No.: (713) 507-6823
          Facsimile No.: (713) 767-8510
          Attention: Timothy A. Beverick, Esq.

     If to the Owner Lessor:

          Roseton OL LLC
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890-0001
          Telephone No.: 302-651-1000
          Facsimile No.: 302-651-8882
          Attention: Corporate Trust Administration

          (d) Survival. Except for the provisions of Sections 2(a) and 3(a), which shall survive, the warranties and covenants made by each Party hereto shall not survive the expiration or termination of this Exempt Facilities Agreement under Sections 2(h) and 3(h).

          (e) Successors, Assigns and Third-Party Beneficiaries.

                    (i) This Exempt Facilities Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the Parties and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                    (ii) Except as expressly provided herein or in the Lease Financing documents, neither Party may assign its interests or transfer its obligations herein without the consent of the other Party.

                    (iii) The Parties understand and agree that Central Hudson is a third-party beneficiary of this Exempt Facilities Agreement.

          (f) Governing Law. This Exempt Facilities Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance without giving effect to the conflicts of laws provisions thereof except New York General Obligations Law Section 5-1401.

          (g) Severability. Any provision of this Exempt Facilities Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (h) Counterparts. This Exempt Facilities Agreement may be executed by the Parties in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (i) Headings and Table of Contents. The headings of the sections of this Exempt Facilities Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          (j) Further Assurances. Each Party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other Party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Exempt Facilities Agreement.

          (k) Limitation of Liability. It is expressly understood and agreed by the Parties that (a) this Exempt Facilities Agreement is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but
                              ----------
solely as manager of the Owner Lessor, in the exercise of the powers and authority conferred and vested in it pursuant to that certain LLC Agreement of Roseton OL LLC, dated as of May 1, 2001, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Parties or by any Person claiming by, through or under the Parties and (d) under no circumstances shall Wilmington be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Exempt Facilities Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Exempt Facilities Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                             DYNEGY ROSETON, L.L.C.

                             By:________________________________________
                                Name:
                                Title:

                             ROSETON OL LLC

                             By: Wilmington Trust Company, not in its individual
                                 capacity but solely as Lessor Manager

                             By:________________________________________
                               Name:
                               Title:

                                                                       EXHIBIT A
                                                                              to
                                                               Exempt Facilities
                                                                       Agreement
                                                                       ---------

                               Exempt Facilities
                               -----------------

     Dust Collection and Fly Ash Reinjection System.  This system is designed
     ----------------------------------------------
to remove fly ash from boiler exhaust gases and reinject the ash into the boiler for burning. The dust collector on each boiler consists of a structural foundation, a support structure, casing inlet and outlet duct connections, internal dust and gas separating elements, dust collector hoppers, internal flow dividers, hopper level sensors, hopper outlet valving and interlocking, and automatic control and sequencing equipment for continual removal of residue collected in the hoppers. The fly ash reinjection system on each boiler consists of a transport piping system from the dust collector hoppers to the boiler, motor driven air blowers and air heaters to supply hot transport air, controls and instrumentation for motors and heaters, and associated electrical and pneumatic equipment.

     Waste Water Treatment System.  The facilities are designed to remove
     ----------------------------
pollutants from the process discharge water and consist of lift stations, a gravity transport line to the waste treatment area, four waste water treatment, settling and neutralizing basins, transfer pumps, piping, chemical injectors, skimming and final settling facilities; and associated pumps, piping, controls, instrumentation and electrical equipment;

     Sewage Treatment System.  The sewage treatment system is designed to treat
     -----------------------
raw sanitary sewage and consists of a lift station, gravity transport line, we wells, a package type sewage treatment plant equipped with aerating blowers, skimmer, electrical controllers and instrumentation, and associated piping, pumps, chemical feeders and other controls.

     Fuel Oil Spill Control Facilities.  The fuel oil spill control equipment is
     ---------------------------------
designed to prevent spilled oil from contaminating the Hudson River and consists of a floating boom used to encircle fuel ships and barges during unloading, a motorboat, to tow the boom into place, oil separating and monitoring pits for drainage from fuel oil storage tank areas, and welded steel envelopes around storage tanks. A sheet piling baffle extending from above the river water surface to the river bottom encloses the outlet of the storm and storage tank farm drain to entrap any oil which may escape from anywhere on the plant property.

     Smoke Density Meters.  These meters will measure the opacity of stack gases
     --------------------
in order to indicate the presence of abnormal boiler burning conditions that could lead to unacceptable emissions to the atmosphere.

     Yard Drainage System, Fuel Oil Trench and Oil Tank Berm.  The yard drainage
     -------------------------------------------------------
system is designed to collect drainage water and channel it to the Hudson River after any contaminant oil has been separated from the drainage flow. The fuel oil drainage trench serves to trap any leaks from sunken oil pipelines and thus prevents the seepage of oil into underground water streams. The oil tank berm is designed to contain spillage from the Roseton Facility's fuel oil storage tanks.

                                                                       EXHIBIT B
                                                                              to
                                                               Exempt Facilities
                                                                       Agreement
                                                                       ---------


                                 Revenue Bonds
                                 -------------

New York State Energy Research and Development Authority "Revenue Bonds" - Central Hudson

          1. $4.5 million, 6 1/4% Pollution Control Revenue Bonds (Central Hudson Gas & Electric Corporation Projects), Series A, due June 1, 2007 ($2.496 million relates to the Roseton Plant)

          2. $41.15 million, Pollution Control Refunding Revenue Bonds (Central Hudson Gas & Electric Corporation Projects), 1999 Series C, due August 1, 2028 ($1.533 million relates to the Roseton Plant)

          3. $41 million, Pollution Control Refunding Revenue Bonds (Central Hudson Gas & Electric Corporation Projects), Series D, due August 1, 2028 ($1.527 million relates to the Roseton Plant)

                                      B-1